Exhibit 10.53(L)

AMENDING AGREEMENT NO. 11

MEMORANDUM OF AGREEMENT made as of the 9th day of November, 2009,

B E T W E E N:

AVISCAR INC.,

a corporation incorporated under the laws of Canada,

(hereinafter referred to as “Avis General Partner”),

- and -

BUDGETCAR INC.,

a corporation existing under the laws of Canada,

(hereinafter referred to as “Budget General Partner”),

- and -

BNY TRUST COMPANY OF CANADA,

a trust company incorporated under the laws of Canada and registered to carry on the business of a trust company in each of the provinces of Canada, in its capacity as trustee of STARS TRUST, a trust established under the laws of the Province of Ontario,

(hereinafter referred to as the “STARS Limited Partner”),

- and -

MONTREAL TRUST COMPANY OF CANADA,

a trust company incorporated under the laws of Canada and registered to carry on the business of a trust company in each of the provinces in Canada, in its capacity as trustee of BAY STREET FUNDING TRUST, a trust established under the laws of the Province of Ontario,

(hereinafter called the “Bay Street Limited Partner”).

WHEREAS the Avis General Partner, the Budget General Partner, the STARS Limited Partner and the Bay Street Limited Partner have entered into a fourth amended and restated limited partnership agreement made as of the 20th day of April, 2005, as amended by amending agreements between the parties dated October 11, 2005, July 7, 2006, December 11, 2006, November 21, 2007, February 12, 2008, March 5, 2008, April 30, 2008, June 16, 2008, December 22, 2008 and March 16, 2009 (collectively, the “Limited Partnership Agreement”);

AND WHEREAS the Avis General Partner, the Budget General Partner, the STARS Limited Partner and the Bay Street Limited Partner wish to further amend the Limited Partnership Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and covenants and agreements of the parties herein contained and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties), the parties hereby covenant and agree as follows:

1	Interpretation

(a)	All words and expressions defined in the Limited Partnership Agreement and not otherwise defined in this Agreement have the respective meanings specified in the Limited Partnership Agreement.

(b)	Section headings are for convenience only.

2	Amendments to the Limited Partnership Agreement

2.1	Section 1.1 of the Limited Partnership Agreement is hereby amended by deleting the definition of “Available Call Amount” and replacing it with the following definition:

““Available Call Amount” means at any time of determination, (x) in respect of the STARS Limited Partner, the amount by which (a) the sum of $215,000,000 and the aggregate Principal Amount of Bonds issued by the STARS Limited Partner outstanding at such time exceeds (b) the balance of the STARS Limited Partner’s Capital Account at such time; and (y) in respect of the Bay Street Limited Partner, the amount by which (a) the sum of $175,000,000 and the aggregate Principal Amount of Bonds issued by the Bay Street Limited Partner outstanding at such time exceeds (b) the balance of the Bay Street Limited Partner’s Capital Account at such time; provided that on and after the occurrence of a Funding Termination Event for any Limited Partner, the Available Call Amount for such Limited Partner shall be deemed to be zero;”.

2.2	Section 3.3(b) of the Limited Partnership Agreement is hereby deleted in its entirety and replaced with the following:

“(b)	The balance of the STARS Limited Partner’s Capital Account shall not at any time exceed an amount equal to the sum of $215,000,000 plus the aggregate Principal Amount of Bonds issued and outstanding by the STARS Limited Partner at the time of determination. The balance of the Bay Street Limited Partner’s Capital Account shall not at any time exceed an amount equal to the sum of $175,000,000 plus the aggregate Principal Amount of Bonds issued and outstanding by the Bay Street Limited Partner at the time of determination.”.

3	Other Documents

Any reference to the Limited Partnership Agreement made in any documents delivered pursuant thereto or in connection therewith shall be deemed to refer to the Limited Partnership Agreement as amended or supplemented from time to time.

4	Miscellaneous

(a)	With the exception of the foregoing amendments, the Limited Partnership Agreement shall continue in full force and effect, unamended.

(b)	This Agreement shall enure to the benefit of and be binding upon the parties, their successors and any permitted assigns.

(c)	This Agreement may be executed in one or more counterparts each of which shall be deemed an original and all of which when taken together, shall constitute one and the same instrument.

(d)	None of the rights or obligations hereunder shall be assignable or transferable by any party without the prior written consent of the other party.

(e)	This Agreement shall be governed and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

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IN WITNESS WHEREOF, the parties hereto have cause this Agreement to be executed by their authorizes signatories thereunto duly authorized, as of the date first above written.

AVISCAR INC.

By:	/s/ David Calabria
Name: David Calabria Title: Assistant Treasurer

By:
Name: Title:

BUDGETCAR INC.

By:	/s/ Tim Smith
Name: Tim Smith Title: Assistant Treasurer

By:
Name: Title:

BNY TRUST COMPANY OF CANADA, AS TRUSTEE OF STARS TRUST (WITH LIABILITY LIMITED TO THE ASSETS OF STARS TRUST) BY ITS SECURITIZATION AGENT, BMO NESBITT BURNS INC.

By:	/s/ Terry J. Ritchie
Name: Terry Ritchie Title: Managing Director

By:	/s/ Christopher Romano
Name: Christopher Romano Title: Managing Director

MONTREAL TRUST COMPANY OF CANADA, as trustee of BAY STREET FUNDING TRUST (with liability limited to the assets of Bay Street Funding Trust) by its administrator, SCOTIA CAPITAL INC.

By:	/s/ Douglas Noe
Name: Douglas Noe Title: Director, Structured Finance

By:
Name: Title:

The undersigned hereby acknowledges notice of and consents to the foregoing amendments to the Limited Partnership Agreement.

DATED this 9th day of November, 2009.

AVIS BUDGET CAR RENTAL, LLC

By:	/s/ David Calabria
Name: David Calabria Title: Assistant Treasurer